UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 8, 2013

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 682-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 8, 2013, the Board of Directors of U.S. Silica Holdings, Inc. (“U.S. Silica”) established April 25, 2013 as the date for the 2013 annual meeting of shareholders. Any shareholder who wishes to include a proposal in the proxy statement for the 2013 annual meeting must deliver such proposal so that it is received by U.S. Silica’s Corporate Secretary no later than February 18, 2013.

Any shareholder who wants to propose a nominee for election as a director at the 2013 annual meeting or to present a proposal at the 2013 annual meeting in accordance with U.S. Silica’s bylaws must deliver a notice to the Corporate Secretary by February 18, 2013.

Any proposals or notices must be sent, in writing, to the Corporate Secretary, U.S. Silica Holdings, Inc., 8490 Progress Drive, Suite 300, Frederick, MD 21701.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2013

U.S. SILICA HOLDINGS, INC.

/s/ Christine C. Marshall
Christine C. Marshall
General Counsel and Corporate Secretary